SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: February 15, 2006





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              22-3328734
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


111 Howard Boulevard, Suite 108, Mt. Arlington, New Jersey                07856
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

     On February 15, 2006 GreenShift filed a Certificate of Designation creating a class of 1,000,000 shares of Series C Preferred Stock. The holder of each share of Series C Preferred Stock is entitled to cast 257 votes at any shareholders meeting. In the event that the Board of Directors declares a dividend, the holder of each share of Series C Preferred Stock will receive a dividend equal to that paid to the holder of 257 shares of common stock. In the event of a liquidation of GreenShift, the holder of a share of Series C Preferred Stock will receive $.001 and have no further participation in the liquidation. The holder of a share of Series C Preferred Stock may convert it into 257 shares of common stock, but only if, at the time of the conversion, GreenShift is not registered with the SEC as a Business Development Company.

     On February 15, 2006 GreenShift Interim Corp. surrendered all of its 1,000,000 shares of Series B Preferred Stock. In exchange, GreenShift issued to GreenShift Interim Corp all 1,000,000 authorized shares of Series C Preferred Stock. Kevin Kreisler, GreenShift's Chief Executive Officer, is the sole owner of Viridis Capital, LLC, which owns all the equity in GreenShift Interim Corp.

     On February 17, 2006 GreenShift Interim Corp. surrendered to GreenShift all of the 47,440,678 shares of GreenShift common stock in its name.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3-a Certificate of Designation, Preferences and Rights of Series C Preferred Stock of GreenShift Corporation.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             GREENSHIFT CORPORATION


                             By: /s/ Kevin Kreisler
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                                     Kevin Kreisler
                                     Chief Executive Officer